Taxes on Income	12 Months Ended
Dec. 31, 2024
Taxes on Income [Abstract]
TAXES ON INCOME

NOTE 13:- TAXES ON INCOME

a.	Israeli taxation:

1.	Corporate tax rates in Israel:

Taxable income of Israeli companies was subject to tax at the rate of 23% in 2024. 2023 and 2022. Some of the Israeli subsidiaries are eligible for tax benefits as described below.

2.	Tax benefits under the Israel Law for the Encouragement of Capital Investments, 1959 (“the Law”):

Amendment 73 to the law:

In December 2016, the Economic Efficiency Law (Legislative Amendments for Applying the Economic Policy for the 2017 and 2018 Budget Years) 2016, which includes Amendment 73 to the Law for the Encouragement of Capital Investments (“the 2017 Amendment”) was published and was pending the publication of regulations, in May 2017 regulations were promulgated by the Finance Ministry to implement the “Nexus Principles” based on OECD guidelines published as part of the Base Erosion and Profit Shifting (BEPS) project. Following the publication of the regulations the 2017 Amendment became fully effective. According to the 2017 Amendment, a Preferred Technological Enterprise, as defined in the 2017 Amendment, with total consolidated revenues of the group companies is less than NIS 10 billion, shall be subject to 12% tax rate on income derived from intellectual property (in development area A-a tax rate of 7.5%). In order to qualify as a Preferred technological enterprise certain criterion must be met, such as a minimum ratio of annual R&D expenditure and R&D employees, as well as having at least 25% of annual revenues derived from exports. A PTE that acquires Benefited Intangible Assets from a foreign company for more than NIS 200 million after January 1, 2017, will be eligible for 12% reduce tax rate on capital gain upon sale of the Benefited Intangible Assets.

The 2017 Amendment further provides that a technology company satisfying certain conditions will qualify as a Special Preferred Technology Enterprise (“SPTE”) (an enterprise for which, among others, total consolidated revenues of its parent company and all subsidiaries is at least NIS 10 billion) and will thereby enjoy a reduced corporate tax rate of 6% on PTI regardless of the Company’s geographic location within Israel. In addition, a SPTE will enjoy a reduced corporate tax rate of

6% on capital gain derived from the sale of certain “Benefited Intangible Assets” to a related foreign company if the Benefited Intangible Assets were either developed by the Special Preferred Technology Enterprise or acquired from a foreign company on or after January 1, 2017.

Starting from 2017 under Amendment 73 to the Investment Law, part of the Company’s taxable income in Israel were entitled to a preferred 12% tax rate. Since 2019, under SPTE the tax rate for part of the Company’s taxable income in Israel has been reduced to a 6% corporate tax rate.

Amendment 74 to the Encouragement Law:

On November 15, 2021, the Economic Efficiency Law (Legislative Amendments for Achieving Budget Targets for the 2021 and 2022 Budget Years), 2021 (“the Economic Efficiency Law”), was enacted. This Law establishes a temporary order allowing Israeli companies to release tax-exempt earnings (“trapped earnings” or “accumulated earnings”) accumulated until December 31, 2020, through a mechanism established for a reduced corporate income tax rate applicable to those earnings (“the Temporary Order”).

The tax-exempt income is attributable to the Company’s previous status as “Approved Enterprise” and “Benefited Enterprise”. Such tax-exempt income cannot be distributed to shareholders without subjecting the Company to payable income taxes. If dividends are distributed from previous tax-exempt profits, the Company will be liable for income tax at the rate applicable to its profits from the Approved Enterprise in at the tax rate enacted in the year in which the income was earned.

According to the Temporary Order, the reduction of Corporate Income Tax (“CIT”) will apply to earnings that are released (with no requirement for an actual distribution) within a period of one year from the date of enactment of the Temporary Order. The reduction in the CIT is dependent on the proportion of the trapped earnings that are released in relation to the total trapped earnings, and on the applicable CIT rate in the years the earnings were generated. Consequently, the larger the proportion of the trapped earnings that are released, the lower the tax in respect of the distribution. The minimum tax rate is 6%. Further, a company that elects to pay a reduced CIT is required to invest in its industrial enterprise a designated amount in accordance with the Economic Efficiency Law within a period of five years commencing from the tax year in which the election is made. The designated investment should be utilized for the acquisition of production assets, and/or investments in research and development and/or compensation to additional new employees.

In 2021, the Company decided to apply and benefit from the Temporary Order and pay the reduced CIT as per the provisions of the Economic Efficiency Law in respect of its total accumulated tax-exempt earnings amounting to NIS 109 million (approximately $35.3 million), and accordingly recognized deferred tax liability of $3,531, which was subsequently realized upon the actual filing of the application in 2022 and the payment of related taxes. As a result, all the trapped earnings were released.

3.	Foreign Exchange Regulations:

Under the Foreign Exchange Regulations, some of the Company’s Israeli subsidiaries calculate their tax liability in U.S. Dollars according to certain orders. The tax liability, as calculated in U.S. Dollars is translated into NIS according to the exchange rate as of December 31, of each year for tax purposes only.

b.	Income taxes on non-Israeli subsidiaries:

Non-Israeli subsidiaries are taxed according to the tax laws in their respective country of residence. Deferred income taxes were provided in relation to undistributed earnings of non-Israeli subsidiaries, which the Company intends to distribute in the near future.

The Company intends to permanently reinvest undistributed earnings in the foreign subsidiaries in which earnings arose, in the vast majority of its subsidiaries. If the earnings, for which deferred taxes were not provided, were distributed in the form of dividends or otherwise, the Company would be subject to additional Israeli income taxes (subject to an adjustment for foreign tax credits) and non-Israeli withholding taxes.

The amount of undistributed earnings of foreign subsidiaries that are considered to be reinvested as of December 31, 2024, was $99,176 and the amount of the unrecognized deferred tax liability for temporary differences related to investments in foreign subsidiaries that were essentially permanent in duration as of December 31, 2024, was $10,330.

c.	Tax Reform - United States of America:

The U.S. Tax Cuts and Jobs Act of 2017 (“TCJA”) was approved on December 22, 2017. This legislation makes significant changes to the U.S. Internal Revenue Code. Such changes include a reduction in the corporate tax rate and limitations on certain corporate deductions and credits, among other changes.

The TCJA reduces the U.S. federal corporate income tax rate from 35% to 21% effective January 1, 2018. In addition, the TCJA makes certain changes to the depreciation rules and implements new limits on the deductibility of certain expenses and deduction.

The TCJA introduced the rules for tax on the global intangible low-taxed income (“GILTI”) on foreign income in excess of a deemed return on tangible assets of foreign corporations. One of our subsidiaries is subject to GILTI.

Starting from 2022, the TCJA requires taxpayers to capitalize research and development expenses with amortization periods over five years for research activities conducted in the United States and over fifteen years for research activities conducted outside of the United States, which has increased the Company’s tax liability in the U.S. The current tax expenses have increased to account for the capitalization of research and development costs in 2023 and 2024.

d.	Net operating losses carryforwards:

As of December 31, 2024, certain subsidiaries had tax loss carryforwards in total of approximately $40,259. Most of these carryforward tax losses have no expiration date.

e.	Deferred tax assets and liabilities:

Significant components of the Company deferred tax assets and liabilities are as follows:

	December 31,
	2024	2023
Deferred tax assets:
Net operating losses carryforwards *)	$10,730	$10,184
Research and development	11,761	7,957
Lease liability	3,289	3,308
Reserves and allowances	8,067	3,933
Other	1,741	1,498

Deferred tax assets before valuation allowance	35,588	26,880
Valuation allowance	(9,180)	(4,465)

Deferred tax assets	26,408	22,415

Deferred tax liabilities:
Capitalized software development costs	(3,087)	(2,975)
Lease right-of-use asset	(3,131)	(3,120)
Acquired intangibles	(6,129)	(8,331)
Property and equipment	(1,098)	(1,276)
Undistributed earnings	(6,287)	(5,362)
Other	(513)	(1,121)

Deferred tax liabilities	(20,245)	(22,185)

Deferred tax assets, net	$6,163	$230

*)	Net of $1,120 and $1,192 provision for unrecognized tax benefits related to carryforward losses as of December 31, 2024 and 2023, respectively.
	December 31,
	2024	2023

Deferred tax assets, net	$13,062	$11,050
Deferred tax liabilities, net	(6,899)	(10,820)

Deferred tax assets, net	$6,163	$230

The Company has provided valuation allowances in respect of certain deferred tax assets resulting from operating losses carry forwards and other reserves and allowances due to uncertainty concerning realization of these deferred tax assets.

f.	Income before taxes on income is comprised as follows:

	Year ended December 31,
	2024	2023	2022

Domestic (Israel)	$29,518	$25,796	$27,373
Foreign	60,309	51,322	38,177

	$89,827	$77,118	$65,550

g.	A reconciliation between the theoretical tax expense, assuming all income is taxed at the statutory tax rate applicable to income for an Israeli company, and the actual tax expense as reported in the statements of income is as follows:

	Year ended December 31,
	2024	2023	2022
Income before taxes on income, as reported in the statements of income	$89,827	$77,118	$65,550

Statutory tax rate in Israel	23%	23%	23%

Theoretical taxes on income	$20,660	$17,737	$15,077

Increase (decrease) in taxes resulting from:
Foreign and preferred enterprise tax rates differences	(9,119)	(1,907)	(5,579)
Changes in carry forward tax losses and other temporary differences for which valuation allowance was provided	4,715	(350)	(289)
Non-deductible expenses	394	1,658	1,100
Decrease in uncertain tax positions, net	(811)	(2,293)	2,855
Undistributed earnings	924	(260)	(461)
Others	744	(334)	(84)

Taxes on income, as reported in the statements of income	$17,507	$14,251	$12,619
h.	Taxes on income are comprised as follows:

	Year ended December 31,
	2024	2023	2022

Current	$23,442	$17,257	$22,912
Deferred	(5,935)	(3,006)	(10,293)

	$17,507	$14,251	$12,619

	Year ended December 31,
	2024	2023	2022

Domestic (Israel)	$7,460	$5,367	$4,194
Foreign	10,047	8,884	8,425

	$17,507	$14,251	$12,619

i.	Uncertain tax benefits:

A reconciliation of the beginning and ending balances of the total amounts of unrecognized tax benefits is as follows:

	December 31,
	2024	2023

Balance at the beginning of the year	$9,440	$11,775
Increase related to tax positions from prior fiscal years	2,412	1,326
Decrease related to tax positions from prior fiscal years	(630)	(1,546)
Lapses of statutes of limitation	(2,522)	(2,115)

Balance at the end of the year	$8,700	$9,440

As of December 31, 2024 and 2023, accrued interest related to unrecognized tax benefits amounted to $1,631 and $1,668, respectively.

Although the Company believes that it has adequately provided for any reasonably foreseeable outcomes related to tax audits and settlement, there is no assurance that the final tax outcome of its tax audits will not be different from that which is reflected in the Company’s income tax provisions. Such differences could have a material effect on the Company’s income tax provision, cash flow from operating activities and net income in the period in which such determination is made.

Tax assessments filed by part of the Company’s Israeli subsidiaries through the year ended December 31, 2019, are considered to be final.

The Company is currently under audit in several jurisdictions for the tax years 2020 and onwards. Timing of the resolution of audits is highly uncertain and therefore, as of December 31, 2024, the Company cannot estimate the change in unrecognized tax benefits resulting from these audits.